TAXES ON INCOME (Schedule of Net Operating Loss Carry-Forwards) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Israel		$ 37,510	$ 38,926
United States	[1]	610	1,218
Tax Loss Carry-Forwards		$ 38,120	$ 40,144
Expiration date		Dec. 31, 2027

[1]	Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.